UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2006

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 West Silver Spring Drive

Butler, Wisconsin 53007

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (414) 352-4160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 16, 2006, in response to a comment raised by the staff of the Securities and Exchange Commission (“SEC”) during fiscal 2006 concerning Actuant Corporation’s (the “Company”) segment disclosures, the Audit Committee of the Board of Directors and management of the Company concluded that the Company’s financial statements for the fiscal years ended August 31, 2005, 2004 and 2003; as of and for the three month periods ended November 30, 2005 and 2004, February 28, 2006 and 2005, and May 31, 2006 and 2005; for the six month periods ended February 28, 2006 and 2005; and for the nine-month periods ended May 31, 2006 and 2005 will be restated and such financial statements should no longer be relied upon. This restatement, which will be incorporated into the Company’s Annual Report on Form 10-K for year ended August 31, 2006, will revise the segment information included in the aforementioned financial statements. The Company expects to file its Annual Report on Form 10-K for the year ended August 31, 2006 on or before November 29, 2006.

As the restatement relates only to the disclosure of the Company’s segment information, the previously reported amounts in the Consolidated Statement of Earnings, including Net Sales, Operating Profit, Net Income and Earnings Per Share, will remain unchanged. In addition, the restatement has no effect on the Consolidated Statement of Financial Position, Cash Flows, or the liquidity of the Company. The Company has concluded that its restated financial statement disclosures will revise its historical presentation of two reportable segments, Tools & Supplies and Engineered Solutions, into eight reportable segments. The restated segments will break Tools & Supplies into six reportable segments: Industrial Tools, Joint Integrity, North American Electrical, Specialty Electrical, Professional Electrical, and European Electrical, and will break Engineered Solutions into two reportable segments, Truck Actuation Systems and Other Engineered Solutions, in accordance with Statement of Financial Accounting Standard No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131”).

The Company’s management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this current report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION
(Registrant)

Date: November 21, 2006	By:	/s/ Andrew G. Lampereur
Andrew G. Lampereur
Executive Vice President and
Chief Financial Officer